ACQUISITION OF INSURANCE AGENCY	12 Months Ended
Dec. 31, 2013
ACQUISITION OF INSURANCE AGENCY [Abstract]
ACQUISITION OF INSURANCE AGENCY

NOTE 23: ACQUISITION OF INSURANCE AGENCY

On December 1, 2013, the Company, through its subsidiary, Pathfinder Bank, and its subsidiary, Pathfinder Risk Management Inc. (“PRMC”), executed a Purchase and Sale Agreement to acquire a 51% interest in the Fitzgibbons Agency, LLC (“Fitzgibbons”), a local insurance agency serving the same geographic area as Pathfinder Bank. In addition, PRMC acquired 100% of certain equipment of Fitzgibbons for use in the business. This acquisition allows the Company to create more value based non-interest income revenue through a significant crossover in customer base as well as a similarity of culture.  We believe that over time, both organic and acquisition growth within the Bank’s larger geographic footprint, as well as synergies from customer base access, will provide opportunities to grow and diversify our revenue through insurance services.

Acquisition costs related to this transaction were $27,000 and $8,000 in the periods ended December 31, 2013 and December 31, 2012, respectively, and were recorded in professional and other services within noninterest expense on the income statement.

The assets and liabilities assumed in the acquisition were recorded at their estimated fair values based on management's best estimates using information available at the date of acquisition.  The following table summarizes the estimated fair value of the assumed assets and liabilities (dollars in thousands):

Consideration paid:
Cash paid by PRMC	$428
Fair value of noncontrolling interest	359
Total consideration	$787

Identifiable assets acquired:
Cash and equivalents	$18
Accounts receivable	1
Customer list intangible	188
Net premises and equipment	54
Total identified net assets	$261

Goodwill:	$526